Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
4th Quarter Ended December 31, 2014

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements with Royal & Sun Alliance Insurance plc; the inability to receive the required regulatory approvals to complete the acquisitions; risks that the proposed acquisitions disrupt each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the acquisitions; the amount of costs, fees, expenses and charges related to the acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•
Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information. On May 1, 2014, our shareholders approved a 3-for-1 stock split of the Company's common shares. All historical share and per share amounts reflect the effect of the stock split.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Year Ended
	December 31,		$	%	December 31,		$	%
	2014	2013	Difference	Difference	2014	2013	Difference	Difference
HIGHLIGHTS
Gross premiums written	$565,743	$555,490	$10,253	1.8%	$2,935,425	$2,738,664	$196,761	7.2%
Net premiums written	427,795	391,130	36,665	9.4%	2,322,075	2,120,481	201,594	9.5%
Net premiums earned	573,489	524,561	48,928	9.3%	2,182,758	2,005,833	176,925	8.8%
Underwriting income	118,898	41,871	77,027	184.0%	322,710	277,633	45,077	16.2%
Operating income	148,526	74,538	73,988	99.3%	415,062	364,032	51,030	14.0%
Net income	130,509	137,907	(7,398)	5.4%	490,259	417,880	72,379	17.3%

Total shareholders' equity	3,778,291	3,519,826	258,465	7.3%	3,778,291	3,519,826	258,465	7.3%
Cash flows (used in) provided by operating activities	(252,884)	(223,741)	(29,143)	13.0%	416,849	114,431	302,418	264.3%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$1.35	$1.37	$(0.02)	1.5%	$5.03	$4.08	$0.95	23.3%
Operating income	$1.54	$0.74	$0.80	108.1%	$4.26	$3.56	$0.70	19.7%
Diluted earnings per share
Net income	$1.33	$1.34	$(0.01)	0.7%	$4.92	$3.98	$0.94	23.6%
Operating income	$1.51	$0.72	$0.79	109.7%	$4.17	$3.47	$0.70	20.2%

Book value per share	$39.28	$35.11	$4.17	11.9%	$39.28	$35.11	$4.17	11.9%
Diluted book value per share	$38.27	$34.20	$4.07	11.9%	$38.27	$34.20	$4.07	11.9%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	14.0%	15.8%		(1.8) pts	13.4%	12.2%		1.2 pts
Annualized ROAE, operating income	15.9%	8.6%		7.3 pts	11.4%	10.6%		0.8 pts
Financial statement portfolio return	0.4%	1.4%		(1.0) pts	3.1%	2.6%		0.5 pts

GAAP Ratios
Loss and loss expense ratio	47.6%	60.2%		12.6 pts	54.9%	56.0%		1.1 pts
Acquisition cost ratio	14.1%	12.6%		(1.5) pts	13.5%	12.6%		(0.9) pts
General and administrative expense ratio	17.6%	19.2%		1.6 pts	16.8%	17.6%		0.8 pts
Expense ratio	31.7%	31.8%		0.1 pts	30.3%	30.2%		(0.1) pts
Combined ratio	79.3%	92.0%		12.7 pts	85.2%	86.2%		1.0 pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013
Revenues
Gross premiums written	$565,743	$707,884	$760,405	$901,393	$555,490	$2,935,425	$2,738,664
Net premiums written	$427,795	$568,742	$553,924	$771,614	$391,130	$2,322,075	$2,120,481

Net premiums earned	$573,489	$541,737	$537,247	$530,285	$524,561	$2,182,758	$2,005,833
Net investment income	49,050	43,412	36,793	47,619	47,270	176,874	157,564
Net realized investment (losses) gains	(15,329)	(35,136)	85,217	54,205	67,599	88,957	59,525
Other income	1,032	1,032	—	—	—	2,064	—
Total revenues	$608,242	$551,045	$659,257	$632,109	$639,430	$2,450,653	$2,222,922

Expenses
Net losses and loss expenses	$272,959	$336,090	$314,855	$275,286	$315,966	$1,199,190	$1,123,242
Acquisition costs	80,718	72,403	74,279	67,722	66,257	295,122	252,673
General and administrative expenses	100,914	88,294	96,188	80,340	100,467	365,736	352,285
Other expense	2,003	6,575	—	—	—	8,578	—
Amortization of intangible assets	633	633	634	633	633	2,533	2,533
Interest expense	14,304	14,325	14,592	14,534	14,094	57,755	56,510
Foreign exchange (gain) loss	(21)	278	651	49	658	957	8,019
Total expenses	$471,510	$518,598	$501,199	$438,564	$498,075	$1,929,871	$1,795,262

Income before income taxes	$136,732	$32,447	$158,058	$193,545	$141,355	$520,782	$427,660
Income tax expense	6,223	1,532	6,195	16,573	3,448	30,523	9,780
Net income	$130,509	$30,915	$151,863	$176,972	$137,907	$490,259	$417,880

GAAP Ratios
Loss and loss expense ratio	47.6%	62.0%	58.6%	51.9%	60.2%	54.9%	56.0%
Acquisition cost ratio	14.1%	13.4%	13.8%	12.8%	12.6%	13.5%	12.6%
General and administrative expense ratio	17.6%	16.3%	17.9%	15.2%	19.2%	16.8%	17.6%
Expense ratio	31.7%	29.7%	31.7%	28.0%	31.8%	30.3%	30.2%
Combined ratio	79.3%	91.7%	90.3%	79.9%	92.0%	85.2%	86.2%

Per Share Data
Basic earnings per share
Net income	$1.35	$0.32	$1.55	$1.78	$1.37	$5.03	$4.08
Operating income	$1.54	$0.62	$0.78	$1.31	$0.74	$4.26	$3.56
Diluted earnings per share
Net income	$1.33	$0.31	$1.52	$1.74	$1.34	$4.92	$3.98
Operating income	$1.51	$0.61	$0.76	$1.28	$0.72	$4.17	$3.47

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	December 31, 2014	December 31, 2013
ASSETS
Fixed maturity investments trading, at fair value	$6,069,010	$6,100,798
Equity securities trading, at fair value	844,163	699,846
Other invested assets	955,509	911,392
Total investments	7,868,682	7,712,036
Cash and cash equivalents	589,339	531,936
Restricted cash	80,971	149,393
Insurance balances receivable	664,815	588,632
Funds held	724,021	632,430
Prepaid reinsurance	360,732	340,992
Reinsurance recoverable	1,340,256	1,234,504
Reinsurance recoverable on paid losses	86,075	76,099
Accrued investment income	28,456	32,236
Net deferred acquisition costs	151,546	126,661
Goodwill	278,258	268,376
Intangible assets	46,298	48,831
Balances receivable on sale of investments	47,149	76,544
Net deferred tax assets	33,615	37,469
Other assets	121,350	89,691
TOTAL ASSETS	$12,421,563	$11,945,830

LIABILITIES
Reserve for losses and loss expenses	$5,881,165	$5,766,529
Unearned premiums	1,555,313	1,396,256
Reinsurance balances payable	180,060	173,023
Balances due on purchases of investments	5,428	104,740
Senior notes	798,802	798,499
Other long-term debt	19,213	—
Dividends payable	21,669	16,732
Accounts payable and accrued liabilities	181,622	170,225
TOTAL LIABILITIES	$8,643,272	$8,426,004

SHAREHOLDERS' EQUITY
Common shares: 2014 and 2013: par value CHF 4.10 per share (2014: 100,775,256; 2013: 103,477,452 shares issued and 2014: 96,195,482; 2013: 100,253,646 shares outstanding)	408,020	$418,988
Treasury shares, at cost (2014: 4,579,774; 2013: 3,223,806)	(143,075)	(79,992)
Retained earnings	3,513,346	3,180,830
TOTAL SHAREHOLDERS' EQUITY	$3,778,291	$3,519,826
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$12,421,563	$11,945,830

Book value per share	$39.28	$35.11
Diluted book value per share	$38.27	$34.20

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013
CASH FLOWS (USED IN) PROVIDED BY OPERATING ACTIVITIES:
Net income	$130,509	$30,915	$151,863	$176,972	$137,907	$490,259	$417,880
Adjustments to reconcile net income (loss) to cash
provided by operating activities:
Net realized gains on sales of investments	(26,332)	(18,859)	(50,025)	(49,756)	(32,980)	(144,972)	(109,084)
Mark to market adjustments	27,618	53,479	(45,157)	(13,956)	(31,989)	21,984	48,147
Stock compensation expense	3,423	3,191	3,391	4,240	4,687	14,245	13,969
Undistributed income of equity method investments	3,399	(3,292)	16,036	(2,292)	(7,610)	13,851	(11,923)
Changes in:
Reserve for losses and loss expenses, net of
reinsurance recoverables	(162,345)	69,318	57,663	44,248	(22,722)	8,884	27,586
Unearned premiums, net of prepaid reinsurance	(145,695)	27,006	16,677	241,329	(133,430)	139,317	114,649
Insurance balances receivable	180,168	41,447	(122,701)	(175,739)	86,641	(76,825)	(108,412)
Reinsurance recoverables on paid losses	(4,875)	8,811	(13,285)	840	(11,260)	(8,509)	(45,787)
Funds held	(318,318)	8,742	33,356	184,629	(257,299)	(91,591)	(296,062)
Reinsurance balances payable	(23,368)	(20,754)	64,141	(12,982)	(20,620)	7,037	36,759
Net deferred acquisition costs	20,281	(8,568)	3,845	(40,443)	19,290	(24,885)	(18,651)
Net deferred tax assets	7,697	(5,445)	1,413	521	4,363	4,186	(11,889)
Accounts payable and accrued liabilities	3,566	57,870	30,348	(83,745)	41,457	8,039	22,917
Other items, net	51,388	(23,066)	(1,723)	29,230	(176)	55,829	34,332
Net cash (used in) provided by operating activities	(252,884)	220,795	145,842	303,096	(223,741)	416,849	114,431

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net (purchases) sales of investments	(25,646)	90,152	(6,632)	(191,042)	(236,042)	(133,168)	(76,925)
Purchases of fixed assets	(45,166)	(8,889)	(3,265)	(2,336)	(1,139)	(59,656)	(5,310)
Change in restricted cash	97,987	(51,203)	16,815	4,823	108,124	68,422	34,092
Net cash paid for acquisitions	—	—	(2,565)	—	—	(2,565)	—
Net cash provided by (used in) investing activities	27,175	30,060	4,353	(188,555)	(129,057)	(126,967)	(48,143)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid — par value reduction	—	—	—	—	—	—	(12,981)
Dividends paid	(21,686)	(21,857)	(16,475)	(16,732)	(16,942)	(76,750)	(34,059)
Proceeds from the exercise of stock options	2,387	1,327	3,283	3,030	3,672	10,027	12,137
Proceeds from other long-term debt	19,213	—	—	—	—	19,213	—
Share repurchases	(9,703)	(28,397)	(69,151)	(68,659)	(52,843)	(175,910)	(173,006)
Net cash used in financing activities	(9,789)	(48,927)	(82,343)	(82,361)	(66,113)	(223,420)	(207,909)

Effect of exchange rate changes on foreign currency cash	(6,433)	(5,796)	1,484	1,686	(2,200)	(9,059)	(8,322)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(241,931)	196,132	69,336	33,866	(421,111)	57,403	(149,943)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	831,270	635,138	565,802	531,936	953,047	531,936	681,879
CASH AND CASH EQUIVALENTS, END OF PERIOD	$589,339	$831,270	$635,138	$565,802	$531,936	$589,339	$531,936

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$431,244	$84,457	$50,042	$565,743
Net premiums written	$325,559	$61,424	$40,812	$427,795
Net premiums earned	$302,710	$47,983	$222,796	$573,489
Total revenues	$302,710	$47,983	$222,796	$573,489

Expenses
Net losses and loss expenses	$163,252	$25,852	$83,855	$272,959
Acquisition costs	29,383	5,606	45,729	80,718
General and administrative expenses	60,599	19,246	21,069	100,914
Total expenses	$253,234	$50,704	$150,653	$454,591

Underwriting income (loss)	$49,476	$(2,721)	$72,143	$118,898

Other insurance-related income	1,032	—	—	1,032
Other insurance-related expenses	584	1,419	—	2,003
Segment income (loss)	$49,924	$(4,140)	$72,143	$117,927

Net investment income				49,050
Net realized investment losses				(15,329)
Amortization of intangible assets				(633)
Interest expense				(14,304)
Foreign exchange gain				21
Income before income taxes				$136,732

GAAP Ratios
Loss and loss expense ratio	53.9%	53.9%	37.6%	47.6%
Acquisition cost ratio	9.7%	11.7%	20.5%	14.1%
General and administrative expense ratio	20.0%	40.1%	9.5%	17.6%
Expense ratio	29.7%	51.8%	30.0%	31.7%
Combined ratio	83.6%	105.7%	67.6%	79.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended December 31, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$402,574	$76,322	$76,594	$555,490
Net premiums written	$270,969	$44,239	$75,922	$391,130
Net premiums earned	$262,398	$34,303	$227,860	$524,561
Total revenues	$262,398	$34,303	$227,860	$524,561

Expenses
Net losses and loss expenses	$197,587	$14,168	$104,211	$315,966
Acquisition costs	24,540	3,045	38,672	66,257
General and administrative expenses	57,441	19,877	23,149	100,467
Total expenses	$279,568	$37,090	$166,032	$482,690

Underwriting (loss) income	$(17,170)	$(2,787)	$61,828	$41,871

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment (loss) income	$(17,170)	$(2,787)	$61,828	$41,871

Net investment income				47,270
Net realized investment gains				67,599
Amortization of intangible assets				(633)
Interest expense				(14,094)
Foreign exchange loss				(658)
Income before income taxes				$141,355

GAAP Ratios
Loss and loss expense ratio	75.3%	41.3%	45.7%	60.2%
Acquisition cost ratio	9.4%	8.9%	17.0%	12.6%
General and administrative expense ratio	21.9%	57.9%	10.2%	19.2%
Expense ratio	31.3%	66.8%	27.2%	31.8%
Combined ratio	106.6%	108.1%	72.9%	92.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Year Ended December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,716,288	$280,543	$938,594	$2,935,425
Net premiums written	$1,230,839	$187,997	$903,239	$2,322,075
Net premiums earned	$1,111,164	$162,566	$909,028	$2,182,758
Total revenues	$1,111,164	$162,566	$909,028	$2,182,758

Expenses
Net losses and loss expenses	$683,836	$61,057	$454,297	$1,199,190
Acquisition costs	105,914	18,222	170,986	295,122
General and administrative expenses	219,665	68,106	77,965	365,736
Total expenses	$1,009,415	$147,385	$703,248	$1,860,048

Underwriting income	$101,749	$15,181	$205,780	$322,710

Other insurance-related income	2,064	—	—	2,064
Other insurance-related expenses	1,854	6,724	—	8,578
Segment income	$101,959	$8,457	$205,780	$316,196

Net investment income				176,874
Net realized investment gains				88,957
Amortization of intangible assets				(2,533)
Interest expense				(57,755)
Foreign exchange loss				(957)
Income before income taxes				$520,782

GAAP Ratios
Loss and loss expense ratio	61.5%	37.6%	50.0%	54.9%
Acquisition cost ratio	9.5%	11.2%	18.8%	13.5%
General and administrative expense ratio	19.8%	41.9%	8.6%	16.8%
Expense ratio	29.3%	53.1%	27.4%	30.3%
Combined ratio	90.8%	90.7%	77.4%	85.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Year Ended December 31, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$1,572,355	$232,555	$933,754	$2,738,664
Net premiums written	$1,082,441	$145,002	$893,038	$2,120,481
Net premiums earned	$1,022,979	$126,008	$856,846	$2,005,833
Total revenues	$1,022,979	$126,008	$856,846	$2,005,833

Expenses
Net losses and loss expenses	$651,267	$50,395	$421,580	$1,123,242
Acquisition costs	94,869	10,051	147,753	252,673
General and administrative expenses	209,042	63,164	80,079	352,285
Total expenses	$955,178	$123,610	$649,412	$1,728,200

Underwriting income	$67,801	$2,398	$207,434	$277,633

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment income	$67,801	$2,398	$207,434	$277,633

Net investment income				157,564
Net realized investment gains				59,525
Amortization of intangible assets				(2,533)
Interest expense				(56,510)
Foreign exchange loss				(8,019)
Income before income taxes				$427,660

GAAP Ratios
Loss and loss expense ratio	63.7%	40.0%	49.2%	56.0%
Acquisition cost ratio	9.3%	8.0%	17.2%	12.6%
General and administrative expense ratio	20.4%	50.1%	9.3%	17.6%
Expense ratio	29.7%	58.1%	26.5%	30.2%
Combined ratio	93.4%	98.1%	75.7%	86.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Year Ended

	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
North American Insurance	$431,244	76.3%	$402,574	72.5%	$1,716,288	58.4%	$1,572,355	57.4%
Global Markets Insurance	84,457	14.9%	76,322	13.7%	280,543	9.6%	232,555	8.5%
Reinsurance	50,042	8.8%	76,594	13.8%	938,594	32.0%	933,754	34.1%
Total	$565,743	100.0%	$555,490	100.0%	$2,935,425	100.0%	$2,738,664	100.0%

Gross Premiums Written by Underwriting Location
United States	$347,912	61.6%	$339,798	61.1%	$1,795,564	61.2%	$1,636,010	59.7%
Bermuda	115,943	20.5%	125,359	22.6%	640,948	21.8%	676,174	24.7%
Europe	72,695	12.8%	66,120	11.9%	318,626	10.9%	264,867	9.7%
Asia Pacific	24,535	4.3%	24,213	4.4%	167,334	5.7%	161,613	5.9%
Canada	4,658	0.8%	—	0.0%	12,953	0.4%	—	0.0%
Total	$565,743	100.0%	$555,490	100.0%	$2,935,425	100.0%	$2,738,664	100.0%

Direct Premiums Written by Insured Location(1)
United States	$427,628	82.9%	$399,827	83.5%	$1,701,770	85.2%	$1,555,195	86.2%
United Kingdom	20,581	4.0%	22,692	4.7%	85,458	4.3%	80,872	4.5%
Australia	11,818	2.3%	10,801	2.3%	29,064	1.5%	24,805	1.4%
Canada	11,332	2.2%	6,636	1.4%	29,530	1.5%	13,434	0.7%
Italy	5,878	1.1%	4,140	0.9%	13,498	0.7%	8,547	0.5%
All other	38,464	7.5%	34,800	7.2%	137,511	6.8%	122,057	6.7%
Total	$515,701	100.0%	$478,896	100.0%	$1,996,831	100.0%	$1,804,910	100.0%

(1) Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Year Ended

	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
North American Insurance
General casualty	$133,600	31.0%	$129,294	32.1%	$549,359	32.0%	$471,298	30.0%
Professional liability	112,967	26.2%	110,074	27.3%	412,633	24.0%	387,233	24.6%
General property	52,145	12.1%	51,426	12.8%	223,591	13.0%	224,177	14.3%
Healthcare	43,201	10.0%	53,149	13.2%	203,742	11.9%	249,128	15.8%
Programs	39,545	9.2%	30,366	7.5%	159,473	9.3%	138,081	8.8%
Environmental	19,998	4.6%	10,725	2.7%	57,562	3.4%	35,415	2.3%
Inland marine	17,344	4.0%	11,595	2.9%	67,517	3.9%	44,400	2.8%
Other	12,444	2.9%	5,945	1.5%	42,411	2.5%	22,623	1.4%
Total	$431,244	100.0%	$402,574	100.0%	$1,716,288	100.0%	$1,572,355	100.0%

Global Markets Insurance
Professional liability	$29,884	35.4%	$31,360	41.1%	$102,748	36.6%	$89,646	38.6%
Aviation	17,607	20.8%	17,436	22.8%	35,785	12.8%	30,546	13.1%
Trade credit	9,610	11.4%	11,645	15.3%	32,047	11.4%	28,506	12.3%
General property	9,240	10.9%	9,221	12.1%	39,378	14.0%	37,018	15.9%
General casualty	6,688	7.9%	3,427	4.5%	36,000	12.8%	29,847	12.8%
Healthcare	5,281	6.3%	3,233	4.2%	22,091	7.9%	16,992	7.3%
Other	6,147	7.3%	—	0.0%	12,494	4.5%	—	0.0%
Total	$84,457	100.0%	$76,322	100.0%	$280,543	100.0%	$232,555	100.0%

Reinsurance
Casualty	$24,852	49.7%	$44,044	57.5%	$261,050	27.8%	$274,379	29.4%
Property	17,512	35.0%	26,140	34.1%	470,817	50.2%	460,001	49.2%
Specialty	7,678	15.3%	6,410	8.4%	206,727	22.0%	199,374	21.4%
Total	$50,042	100.0%	$76,594	100.0%	$938,594	100.0%	$933,754	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Year Ended

	December 31, 2014		December 31, 2013		December 31, 2014		December 31, 2013
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$204,903	67.7%	$200,690	76.5%	$748,261	67.3%	$697,247	68.2%
Current year - property catastrophe	—	0.0%	—	0.0%	4,000	0.4%	—	0.0%
Prior year - increase (decrease)	(41,651)	(13.8)%	(3,103)	(1.2)%	(68,425)	(6.2)%	(45,980)	(4.5)%
Net losses and loss expenses	$163,252	53.9%	$197,587	75.3%	$683,836	61.5%	$651,267	63.7%

Global Markets Insurance
Current year - non-catastrophe	$30,041	62.6%	$21,556	62.8%	$103,694	63.8%	$88,668	70.4%
Current year - property catastrophe	—	0.0%	—	0.0%	11,000	6.8%	—	0.0%
Prior year - increase (decrease)	(4,189)	(8.7)%	(7,388)	(21.5)%	(53,637)	(33.0)%	(38,273)	(30.4)%
Net losses and loss expenses	$25,852	53.9%	$14,168	41.3%	$61,057	37.6%	$50,395	40.0%

Reinsurance
Current year - non-catastrophe	$87,742	39.3%	$106,588	46.8%	$494,842	54.5%	$504,143	58.8%
Current year - property catastrophe	22,000	9.9%	13,500	5.9%	50,000	5.5%	13,500	1.6%
Prior year - increase (decrease)	(25,887)	(11.6)%	(15,877)	(7.0)%	(90,545)	(10.0)%	(96,063)	(11.2)%
Net losses and loss expenses	$83,855	37.6%	$104,211	45.7%	$454,297	50.0%	$421,580	49.2%

Consolidated
Current year - non-catastrophe	$322,686	56.3%	$328,834	62.7%	$1,346,797	61.6%	$1,290,058	64.3%
Current year - property catastrophe	22,000	3.8%	13,500	2.5%	65,000	3.0%	13,500	0.7%
Prior year - increase (decrease)	(71,727)	(12.5)%	(26,368)	(5.0)%	(212,607)	(9.7)%	(180,316)	(9.0)%
Net losses and loss expenses	$272,959	47.6%	$315,966	60.2%	$1,199,190	54.9%	$1,123,242	56.0%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended December 31, 2014
(Favorable) Unfavorable Development ($ in millions)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	2012	2013	Total

North American Insurance
General casualty	$(0.5)	$(1.1)	$(0.7)	$(1.0)	$(1.3)	$(4.0)	$0.3	$(2.8)	$2.6	$4.2	$(4.3)
Programs	0.0	0.0	0.0	0.0	0.0	(0.1)	(0.9)	(0.5)	(0.5)	(0.3)	(2.3)
General property	0.0	0.1	(0.5)	0.2	(0.1)	0.0	(0.1)	0.0	(2.7)	(0.5)	(3.6)
Healthcare	(2.9)	(0.3)	(0.1)	(0.4)	(0.4)	(0.3)	(7.9)	3.7	(0.1)	(0.1)	(8.8)
Professional liability	0.2	0.4	0.2	(4.4)	0.1	(8.3)	(5.1)	0.5	(7.6)	(1.4)	(25.4)
Inland Marine	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)	(1.0)	(1.2)
Environmental	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1.3	2.6	0.0	3.9
Total	$(3.2)	$(0.9)	$(1.1)	$(5.6)	$(1.7)	$(12.7)	$(13.7)	$2.2	$(5.9)	$0.9	$(41.7)

Global Markets Insurance
General casualty	$(0.2)	$(0.2)	$(0.2)	$(0.2)	$(0.3)	$(1.2)	$(0.2)	$(0.2)	$(0.3)	$0.1	$(2.9)
General property	0.0	0.0	0.0	(0.1)	0.1	0.0	0.1	(0.3)	(0.1)	(2.7)	(3.0)
Professional liability	(0.1)	0.0	(0.4)	(0.3)	(0.4)	(1.2)	(1.3)	(0.5)	6.5	0.0	2.3
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)	(0.2)	0.4	(0.7)	(0.7)
Trade Credit	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.1
Total	$(0.3)	$(0.2)	$(0.6)	$(0.6)	$(0.6)	$(2.4)	$(1.6)	$(1.2)	$6.6	$(3.3)	$(4.2)

Reinsurance
Property	$(0.1)	$(0.3)	$0.0	$0.2	$0.2	$0.3	$(0.1)	$(4.0)	$(3.1)	$(21.1)	$(28.0)
Casualty	(1.0)	3.8	0.5	0.5	1.6	(1.5)	(4.4)	1.2	1.2	1.4	3.3
Specialty	(0.1)	0.2	0.0	0.0	(0.1)	0.0	0.0	0.9	1.4	(3.4)	(1.1)
Total	$(1.2)	$3.7	$0.5	$0.7	$1.7	$(1.2)	$(4.5)	$(1.9)	$(0.5)	$(23.1)	$(25.8)

Consolidated
North American Insurance	$(3.2)	$(0.9)	$(1.1)	$(5.6)	$(1.7)	$(12.7)	$(13.7)	$2.2	$(5.9)	$0.9	$(41.7)
Global Markets Insurance	(0.3)	(0.2)	(0.6)	(0.6)	(0.6)	(2.4)	(1.6)	(1.2)	6.6	(3.3)	(4.2)
Reinsurance	(1.2)	3.7	0.5	0.7	1.7	(1.2)	(4.5)	(1.9)	(0.5)	(23.1)	(25.8)
Total	$(4.7)	$2.6	$(1.2)	$(5.5)	$(0.6)	$(16.3)	$(19.8)	$(0.9)	$0.2	$(25.5)	$(71.7)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Year Ended December 31, 2014
(Favorable) Unfavorable Development ($ in millions)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	2012	2013	Total

North American Insurance
General casualty	$7.0	$(2.2)	$(3.4)	$(4.9)	$9.6	$(11.4)	$(2.1)	$(2.1)	$2.8	$8.4	$1.7
Programs	0.0	0.0	(0.2)	0.3	0.5	(4.5)	(2.0)	(4.5)	(0.2)	(1.5)	(12.1)
General property	(0.2)	1.2	(1.2)	0.2	(0.7)	(0.5)	0.9	(3.3)	(5.0)	(3.7)	(12.3)
Healthcare	(5.4)	(3.7)	(2.7)	(1.9)	(2.0)	2.6	(15.6)	19.8	8.0	25.7	24.8
Professional liability	(0.5)	9.1	(12.7)	(25.1)	(2.9)	(40.9)	(8.7)	0.5	7.6	5.9	(67.7)
Inland marine	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.3)	(1.4)	(2.6)	(4.3)
Environmental	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)	0.3	1.4	0.0	1.5
Total	$0.9	$4.4	$(20.2)	$(31.4)	$4.5	$(54.7)	$(27.7)	$10.4	$13.2	$32.2	$(68.4)

Global Markets Insurance
General casualty	$(0.5)	$(0.3)	$(1.0)	$(1.8)	$(8.5)	$(7.8)	$(3.6)	$1.2	$(0.4)	$0.1	$(22.6)
General property	0.0	0.0	(0.1)	(1.2)	(0.1)	(0.3)	(0.8)	(3.6)	(3.5)	(7.5)	(17.1)
Professional liability	(1.5)	(0.7)	(1.3)	(1.3)	(2.0)	(4.1)	(9.0)	(2.8)	10.2	0.0	(12.5)
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)	(0.7)	(1.0)	0.5	(1.4)
Trade credit	0.0	0.0	0.0	0.0	0.0	0.0	(0.1)	(1.0)	(2.1)	3.2	0.0
Total	$(2.0)	$(1.0)	$(2.4)	$(4.3)	$(10.6)	$(12.2)	$(13.7)	$(6.9)	$3.2	$(3.7)	$(53.6)

Reinsurance
Property	$0.2	$0.6	$(0.2)	$0.1	$(0.1)	$0.6	$1.5	$(9.2)	$(6.3)	$(65.5)	$(78.3)
Casualty	(1.6)	8.4	(2.3)	(3.2)	(3.7)	(3.3)	(4.0)	(0.8)	0.9	2.7	(6.9)
Specialty	(0.3)	(0.3)	(0.1)	(0.2)	(0.2)	0.2	(0.3)	(0.1)	7.1	(11.2)	(5.4)
Total	$(1.7)	$8.7	$(2.6)	$(3.3)	$(4.0)	$(2.5)	$(2.8)	$(10.1)	$1.7	$(74.0)	$(90.6)

Consolidated
North American Insurance	$0.9	$4.4	$(20.2)	$(31.4)	$4.5	$(54.7)	$(27.7)	$10.4	$13.2	$32.2	$(68.4)
Global Markets Insurance	(2.0)	(1.0)	(2.4)	(4.3)	(10.6)	(12.2)	(13.7)	(6.9)	3.2	(3.7)	(53.6)
Reinsurance	(1.7)	8.7	(2.6)	(3.3)	(4.0)	(2.5)	(2.8)	(10.1)	1.7	(74.0)	(90.6)
Total	$(2.8)	$12.1	$(25.2)	$(39.0)	$(10.1)	$(69.4)	$(44.2)	$(6.6)	$18.1	$(45.5)	$(212.6)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended December 31, 2013
(Favorable) Unfavorable Development ($ in millions)	2003 and Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

North American Insurance
General casualty	$9.7	$(0.4)	$(0.9)	$(1.0)	$(1.4)	$(6.7)	$(0.5)	$(4.2)	$1.9	$0.0	$(3.5)
Programs	0.0	0.0	0.0	0.0	(0.9)	(0.8)	(3.0)	(1.5)	0.8	(0.2)	(5.6)
General property	0.0	0.2	(0.5)	(0.3)	1.0	(0.1)	(0.3)	0.2	(2.9)	(3.4)	(6.1)
Healthcare	(0.1)	(0.3)	(0.7)	(0.4)	(0.7)	(2.9)	(0.8)	(2.3)	1.2	33.9	26.9
Professional liability	(0.1)	0.0	(0.8)	(0.2)	(4.8)	(0.3)	(6.6)	(2.0)	1.0	(0.6)	(14.4)
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.1)	(0.2)	(0.2)	(0.5)
Total	$9.5	$(0.5)	$(2.9)	$(1.9)	$(6.8)	$(10.8)	$(11.2)	$(9.9)	$1.8	$29.5	$(3.2)

Global Markets Insurance
General casualty	$0.0	$(0.1)	$(0.2)	$(1.3)	$(3.2)	$(0.2)	$(2.3)	$(0.1)	$5.8	$0.0	$(1.6)
General property	0.0	0.0	(0.1)	0.0	(0.8)	(0.3)	0.0	(0.4)	(0.5)	(2.4)	(4.5)
Professional liability	0.0	(0.1)	(0.3)	(0.3)	(0.5)	(2.5)	3.3	(0.1)	(0.3)	0.0	(0.8)
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)	(0.3)	0.0	(0.5)
Total	$0.0	$(0.2)	$(0.6)	$(1.6)	$(4.5)	$(3.0)	$1.0	$(0.8)	$4.7	$(2.4)	$(7.4)

Reinsurance
Property	$0.9	$(0.1)	$(0.3)	$(0.1)	$0.0	$0.0	$(0.1)	$(0.1)	$(3.6)	$(10.4)	$(13.8)
Casualty	(0.2)	(0.3)	(2.9)	(0.3)	2.7	2.1	(1.6)	(0.4)	(0.2)	0.0	(1.1)
Specialty	0.0	(0.1)	0.0	0.0	0.1	0.2	0.1	0.0	0.0	(1.2)	(0.9)
Total	$0.7	$(0.5)	$(3.2)	$(0.4)	$2.8	$2.3	$(1.6)	$(0.5)	$(3.8)	$(11.6)	$(15.8)

Consolidated
North American Insurance	$9.5	$(0.5)	$(2.9)	$(1.9)	$(6.8)	$(10.8)	$(11.2)	$(9.9)	$1.8	$29.5	$(3.2)
Global Markets Insurance	0.0	(0.2)	(0.6)	(1.6)	(4.5)	(3.0)	1.0	(0.8)	4.7	(2.4)	(7.4)
Reinsurance	0.7	(0.5)	(3.2)	(0.4)	2.8	2.3	(1.6)	(0.5)	(3.8)	(11.6)	(15.8)
Total	$10.2	$(1.2)	$(6.7)	$(3.9)	$(8.5)	$(11.5)	$(11.8)	$(11.2)	$2.7	$15.5	$(26.4)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Year Ended December 31, 2013
(Favorable) Unfavorable Development ($ in millions)	2003 and Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

North American Insurance
General casualty	$17.0	$1.2	$(9.0)	$(4.5)	$(19.2)	$(17.0)	$(2.5)	$(7.0)	$4.4	$3.5	$(33.1)
Programs	0.0	0.0	0.0	(1.4)	(4.3)	(2.2)	(4.8)	(5.6)	0.6	3.1	(14.6)
General property	0.0	0.9	2.7	2.9	1.0	(2.1)	(5.8)	(4.1)	(6.7)	(12.1)	(23.3)
Healthcare	(3.9)	(2.6)	(2.8)	(4.7)	2.0	(16.1)	1.4	(3.9)	24.4	48.0	41.8
Professional liability	(0.1)	(5.9)	2.6	(9.6)	(20.3)	(3.3)	(6.1)	(8.3)	5.6	28.2	(17.2)
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(0.2)	(0.8)	1.4	0.4
Total	$13.0	$(6.4)	$(6.5)	$(17.3)	$(40.8)	$(40.7)	$(17.8)	$(29.1)	$27.5	$72.1	$(46.0)

Global Markets Insurance
General casualty	$(0.3)	$(0.6)	$(1.1)	$(6.8)	$(5.0)	$(1.8)	$(2.4)	$(0.3)	$5.8	$0.9	$(11.6)
General property	0.0	0.0	(0.1)	0.0	0.0	(0.8)	0.5	(1.0)	(6.2)	(3.3)	(10.9)
Professional liability	(0.2)	(0.5)	(1.5)	(1.5)	(2.9)	(2.2)	(3.5)	(0.7)	(0.8)	0.0	(13.8)
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(1.3)	(0.7)	0.0	(2.0)
Total	$(0.5)	$(1.1)	$(2.7)	$(8.3)	$(7.9)	$(4.8)	$(5.4)	$(3.3)	$(1.9)	$(2.4)	$(38.3)

Reinsurance
Property	$0.9	$0.1	$(1.6)	$0.0	$0.0	$(0.2)	$(0.6)	$(5.2)	$(18.1)	$(60.1)	$(84.8)
Casualty	(1.6)	(3.9)	(2.6)	0.5	0.8	(3.5)	(3.4)	(0.2)	2.9	5.7	(5.3)
Specialty	0.0	(0.5)	(0.6)	0.2	0.0	(3.0)	0.8	0.2	(3.6)	0.6	(5.9)
Total	$(0.7)	$(4.3)	$(4.8)	$0.7	$0.8	$(6.7)	$(3.2)	$(5.2)	$(18.8)	$(53.8)	$(96.0)

Consolidated
North American Insurance	$13.0	$(6.4)	$(6.5)	$(17.3)	$(40.8)	$(40.7)	$(17.8)	$(29.1)	$27.5	$72.1	$(46.0)
Global Markets Insurance	(0.5)	(1.1)	(2.7)	(8.3)	(7.9)	(4.8)	(5.4)	(3.3)	(1.9)	(2.4)	(38.3)
Reinsurance	(0.7)	(4.3)	(4.8)	0.7	0.8	(6.7)	(3.2)	(5.2)	(18.8)	(53.8)	(96.0)
Total	$11.8	$(11.8)	$(14.0)	$(24.9)	$(47.9)	$(52.2)	$(26.4)	$(37.6)	$6.8	$15.9	$(180.3)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVE FOR LOSSES AND LOSS EXPENSES

	As of December 31, 2014

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$730,258	$95,338	$455,910	$1,281,506
IBNR (net of reinsurance recoverable)	1,919,994	299,547	1,039,862	3,259,403
Total	$2,650,252	$394,885	$1,495,772	$4,540,909

IBNR/Total reserves (net of reinsurance recoverable)	72.4%	75.9%	69.5%	71.8%

	As of December 31, 2013

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$745,919	$80,628	$468,525	$1,295,072
IBNR (net of reinsurance recoverable)	1,890,258	325,262	1,021,433	3,236,953
Total	$2,636,177	$405,890	$1,489,958	$4,532,025

IBNR/Total reserves (net of reinsurance recoverable)	71.7%	80.1%	68.6%	71.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	December 31, 2014				December 31, 2013

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$285,918	21.3%	$83,371	A+	$214,070	17.3%	$57,621
Axis Capital	A+	148,371	11.1%	7,819	A+	143,063	11.6%	6,485
Arch Re	A+	128,421	9.6%	3,356	A+	143,037	11.6%	3,588
Markel	A	86,595	6.5%	35,287	A	86,462	7.0%	39,292
XL Group	A	78,377	5.8%	—	A	68,857	5.6%	27,048
Odyssey Reinsurance Company	A	76,294	5.7%	—	A	77,023	6.2%	—
Platinum Underwriters	A	73,591	5.5%	—	A	98,811	8.0%	0
Swiss Re	A+	66,854	5.0%	—	A+	50,588	4.1%	—
Transatlantic Holdings, Inc.	A	54,652	4.1%	—	A	50,125	4.1%	—
National Indemnity Company	A++	50,461	3.8%	—	A++	61,547	5.0%	—
Top ten reinsurers		1,049,534	78.4%	129,833		993,583	80.5%	134,034
Other reinsurers' balances		290,722	21.6%	29,134		240,921	19.5%	19,546
Total reinsurance recoverable		$1,340,256	100.0%	$158,967		$1,234,504	100.0%	$153,580

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$72,861	5.4%	$1,345		$76,994	6.2%	$637
A+		760,780	56.8%	108,412		652,440	53.0%	79,291
A		488,821	36.5%	37,934		486,989	39.4%	72,959
A-		3,215	0.2%	—		1,750	0.1%	—
Total "A-" or higher		1,325,677	98.9%	147,691		1,218,173	98.7%	152,887
B++		4	0.0%	—		2,830	0.2%	693
NR		14,575	1.1%	11,276		13,501	1.1%	—
Total reinsurance recoverable		$1,340,256	100.0%	$158,967		$1,234,504	100.0%	$153,580

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of December 1, 2014
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$506	$718	U.S. Southeast (1)	Hurricane	$403	$556

U.S. total	Earthquake	$387	$515	U.S. Gulf Coast (2)	Hurricane	$314	$401

				U.S. Northeast (3)	Hurricane	$268	$447

				California	Earthquake	$356	$447

PMLs Over the Most Recent Six Quarters as a % of Total Capital

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity and senior notes.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models, including RMS and AIR. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at December 1, 2014. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of December 31, 2014						As of December 31, 2013

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$670,310	AAA	7.8%	$670,310	$—	$670,310	$681,329
U.S. government securities	1,499,347	AA+	17.6%	1,499,347	—	1,499,347	1,370,089
U.S. government agencies	111,155	AA+	1.3%	111,155	—	111,155	306,700
Non-U.S. government and government agencies	188,199	AA+	2.2%	188,199	—	188,199	191,776
State, municipalities and political subdivisions	170,567	A+	2.0%	138,011	32,556	170,567	231,555
Mortgage-backed securities:
Agency MBS	624,413	AA+	7.2%	624,413	—	624,413	725,515
Non-agency RMBS	93,419	BB-	1.1%	34,176	59,243	93,419	275,820
CMBS	545,685	BBB	6.4%	283,019	262,666	545,685	291,167
Total mortgage-backed securities	1,263,517		14.7%	941,608	321,909	1,263,517	1,292,502
Corporate securities(1):
Financials	1,024,667	A	12.0%	983,663	41,004	1,024,667	958,794
Industrials	1,029,729	BBB	12.1%	761,566	268,163	1,029,729	1,174,047
Utilities	110,997	BBB+	1.3%	102,704	8,293	110,997	69,426
Total corporate securities	2,165,393		25.4%	1,847,933	317,460	2,165,393	2,202,267
Asset-backed securities:
Credit cards	64,704	AAA	0.8%	64,704	—	64,704	20,945
Auto receivables	32,408	AAA	0.4%	32,408	—	32,408	18,513
Student Loans	156,155	AA+	1.8%	156,155	—	156,155	151,507
Collateralized loan obligations	354,898	AA	4.2%	328,086	26,812	354,898	251,233
Other	62,667	AAA	0.7%	62,667	—	62,667	63,711
Total asset-backed securities	670,832		7.9%	644,020	26,812	670,832	505,909
Equities	844,163	N/A	9.9%	—	844,163	844,163	699,846
Other invested assets:
Private equity	357,350	N/A	4.1%	—	357,350	357,350	216,825
Hedge funds	425,030	N/A	5.0%	—	425,030	425,030	515,298
Other private securities	142,966	N/A	1.7%	—	142,966	142,966	147,311
High yield loan fund	30,163	N/A	0.4%	—	30,163	30,163	31,958
Total other invested assets	955,509		11.2%	—	955,509	955,509	911,392
Total investment portfolio	$8,538,992		100.0%	$6,040,583	$2,498,409	$8,538,992	$8,393,365

Annualized book yield, year to date	2.1%						1.9%
Duration(2)	2.0 years						2.4 years
Average credit quality (S&P)	AA-						AA-

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Year Ended

	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
NET INVESTMENT INCOME
Fixed maturity investments	$38,451	$34,014	$149,449	$130,380
Equity securities	4,705	5,358	17,581	19,076
Other invested assets: hedge funds and private equity	3,797	2,225	12,564	8,226
Other invested assets: other private securities	6,014	9,596	13,305	14,711
Cash and cash equivalents	572	691	2,134	2,010
Expenses	(4,489)	(4,614)	(18,159)	(16,839)
Net investment income	$49,050	$47,270	$176,874	$157,564

NET REALIZED INVESTMENT (LOSSES) GAINS
Net realized gains on sale:
Fixed maturity investments	$7,254	$5,922	$30,861	$30,636
Equity securities	2,417	18,765	46,191	48,865
Other invested assets: hedge funds and private equity	16,928	11,034	70,099	27,795
Mark-to-market (losses) gains:
Fixed maturity investments	(19,714)	(16,372)	(1,675)	(117,577)
Equity securities	9,181	22,843	413	4,288
Other invested assets: hedge funds and private equity	(16,857)	19,313	(17,925)	56,032
Net realized and unrealized gains (losses) on derivatives	(14,538)	6,094	(39,007)	9,486
Net realized investment (losses) gains	$(15,329)	$67,599	$88,957	$59,525

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$33,721	$114,869	$265,831	$217,089

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$49,050	$47,270	$176,874	$157,564
Annualized net investment income	196,200	189,080	176,874	157,564
Average aggregate invested assets, at cost	$8,555,879	$8,299,458	$8,283,130	$8,185,797
Annualized investment book yield	2.3%	2.3%	2.1%	1.9%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$33,721	$114,869	$265,831	$217,089
Average aggregate invested assets, at fair value	$8,610,327	$8,488,313	$8,472,941	$8,411,708
Financial statement portfolio return	0.4%	1.4%	3.1%	2.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Exposures:

	Carrying Value				Fair Value
Fund Details	December 31, 2014	Unfunded Commitments	Corporate		December 31, 2014	Portfolio Percentage
Private Equity:			Bank of America Corp		$54,713	0.6%
Primary and secondary	$184,576	$223,802	General Electric Co		54,527	0.6%
Mezzanine debt	166,905	204,232	Wells Fargo & Co		50,371	0.6%
Distressed	5,869	5,180	JPMorgan Chase & Co		48,990	0.6%
Real estate	—	50,000	Mitsubishi UFJ Financial Group		48,276	0.6%
Total private equity	357,350	483,214	Morgan Stanley		45,389	0.5%
Hedge Funds:			American Express Co		37,384	0.4%
Distressed	170,169	—	Comcast Corp		32,373	0.4%
Equity long/short	84,198	—	Citigroup Inc		31,567	0.4%
Multi-strategy	51,507	—	PNC Financial Services Group		27,591	0.3%
Relative value credit	119,156	—
Total hedge funds	425,030	—
Other private securities	142,966	—
High yield loan fund	30,163	—
Total other invested assets	$955,509	$483,214

Fixed Income Credit Quality:	December 31, 2014		December 31, 2013

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,610,501	26.5%	$1,676,789	27.5%
AAA/Aaa	885,454	14.6%	755,360	12.4%
AA/Aa	1,247,461	20.6%	1,458,497	23.9%
A/A	1,205,509	19.9%	1,022,281	16.8%
BBB/Baa	421,347	6.9%	533,238	8.7%
Total BBB/Baa and above	5,370,272	88.5%	5,446,165	89.3%
BB/Bb	80,005	1.3%	195,653	3.2%
B/B	385,120	6.4%	329,267	5.4%
CCC+ and below	233,613	3.8%	129,713	2.1%
Total	$6,069,010	100.0%	$6,100,798	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - December 31, 2014
			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$6,062	$—	$782	$6,844
Australia	Australia	26,343	0	—	—	—	—	—	35,810	1,073	—	3,433	66,659
	Total	26,343	0	—	—	—	—	—	35,810	1,073	—	3,433	66,659
Europe	Austria	—	—	—	—	—	—	—	—	—	—	132	132
	Belgium	—	—	—	—	—	—	—	—	11,340	—	3,660	15,000
	Denmark	—	—	—	—	—	—	—	—	—	—	2,750	2,750
	Finland	—	—	—	—	—	—	—	—	—	—	1,668	1,668
	France	1,198	11,399	—	—	—	—	—	45,697	21,151	9,004	23,218	111,667
	Germany	27,812	803	—	—	—	—	—	3,092	5,363	—	6,519	43,589
	Greece	—	—	—	—	—	—	—	—	—	—	1,115	1,115
	Hungary	—	—	—	—	—	—	—	—	—	—	359	359
	Ireland	—	—	—	—	—	—	—	—	269	—	2,252	2,521
	Italy	—	—	—	—	—	—	—	260	—	—	4,599	4,859
	Luxembourg	—	—	—	—	—	—	3,593	3,983	9,744	—	167	17,487
	Netherlands	—	—	—	—	—	—		47,463	10,417	—	8,866	66,746
	Norway	5,797	—	—	—	—	—	—	16,801	2,736	—	665	25,999
	Portugal	—	—	—	—	—	—	—	—	—	—	336	336
	Russia	—	—	—	—	—	—	—	—	—	—	182	182
	Spain	—	—	—	—	—	—	—	—	14,182	—	689	14,871
	Sweden	—	—	—	—	—	—	—	18,094	1,649	—	6,313	26,056
	Switzerland	2,071	—	—	—	—	—	—	21,023	6,178	—	21,048	50,320
	United Kingdom	25,238	—	—	—	3,813	—	—	47,958	47,766	162	25,931	150,868
	Total	62,116	12,202	—	—	3,813	—	3,593	204,371	130,795	9,166	110,469	536,525
Latin	Brazil	3,124	—	—	—	—	—	—	0	1,584	—	194	4,902
America	Chile	—	—	—	—	—	—	—	4,608	88	—	—	4,696
	Mexico		—	—	—	—	—	—	—	111	—	428	539
	Panama	—	—	—	—	—	—	—	—	—	—	1,139	1,139
	Puerto Rico	—	—	—	—	—	—	—	—	699	—	—	699
	Total	3,124	—	—	—	—	—	—	4,608	2,482	—	1,761	11,975
North	Bermuda	—	—	—	—	—	—	—	—	—	—	1,686	1,686
America	Canada	37,947	—	—	—	—	—	—	74,146	33,956	7,257	7,726	161,032
	Cayman Islands	—	—	—	—	—	—	161,321	436	707			162,464
	United States	1,636,134	—	170,567	624,413	89,606	545,685	505,918	667,984	837,661	94,574	593,745	5,766,287
	Total	1,674,081	—	170,567	624,413	89,606	545,685	667,239	742,566	872,324	101,831	603,157	6,091,469
Asia /	China	6,205	—	—	—	—	—	—	420	4,043	—	49,032	59,700
Middle East	Hong Kong	24,623	—	—	—	—	—	—	—	—	—	1,509	26,132
	India	—	—	—	—	—	—	—	—	—	—	729	729
	Indonesia	—	—	—	—	—	—	—	—	—	—	125	125
	Israel	—	—	—	—	—	—	—	—	1,057	—	—	1,057
	Japan	—	—	—	—	—	—	—	25,492	8,866	—	64,412	98,770
	Kyrgyzstan	—	—	—	—	—	—	—	—	—	—	196	196
	Macau	—	—	—	—	—	—	—	—	—	—	365	365
	Malaysia	—	—	—	—	—	—	—	—	—	—	1,300	1,300
	Singapore	—	—	—	—	—	—	—		3,027	—	2,385	5,412
	South Korea	1,407		—	—	—	—	—	—	—	—	1,236	2,643
	Taiwan	—	—	—	—	—	—	—	—	—	—	2,493	2,493
	Thailand	—	—	—	—	—	—	—	—	—	—	779	779
	Total	32,235	—	—	—	—	—	—	25,912	16,993	—	124,561	199,701

	Grand Total	$1,797,899	$12,202	$170,567	$624,413	$93,419	$545,685	$670,832	$1,013,267	$1,029,729	$110,997	$844,163	$6,913,173

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2013	$36,245	1,296,351	$27.96	$31.52	88.7%
June 30, 2013	46,326	1,524,984	30.38	32.11	94.6%
September 30, 2013	40,574	1,282,164	31.64	32.56	97.2%
December 31, 2013	51,540	1,440,933	35.77	33.62	106.4%
Total - 2013	$174,685	5,544,432	$31.51	$32.53	96.9%

Three Months Ended:
March 31, 2014	$68,659	2,012,196	$34.12	$34.94	97.7%
June 30, 2014	70,874	1,949,496	36.36	36.33	100.1%
September 30, 2014	24,996	654,851	38.17	37.05	103.0%
December 31, 2014	10,844	290,242	37.36	37.70	99.1%
Total - 2014	$175,373	4,906,785	$35.74	$36.24	98.6%	$418,360

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	December 31, 2014	December 31, 2013

Senior notes	$798,802	$798,499
Other long-term debt	19,213	—
Shareholders' equity	3,778,291	3,519,826
Total capitalization	$4,596,306	$4,318,325

Leverage Ratios
Debt to total capitalization	17.8%	18.5%

Net premiums written (trailing 12 months)	$2,322,075	$2,120,481
Net premiums written (trailing 12 months) to shareholders' equity	0.61x	0.60x

Total investments and cash & cash equivalents	$8,538,992	$8,393,365
Total investments and cash & cash equivalents to shareholders' equity	2.26x	2.38x

Reserve for losses and loss expenses	$5,881,165	$5,766,529
Deduct: reinsurance recoverable	(1,340,256)	(1,234,504)
Net reserve for losses and loss expenses	$4,540,909	4,532,025
Net reserve for losses and loss expenses to shareholders' equity	1.20x	1.29x

Fixed Charge Coverage Ratio	Three Months Ended				Year Ended

	December 31,		December 31,		December 31,		December 31,
	2014		2013		2014		2013

Interest expense	$14,304		$14,094		$57,755		$56,510

Income before income taxes	136,732		141,355		520,782		427,660
Interest expense	14,304		14,094		57,755		56,510
Earnings for calculation of fixed coverage ratio	$151,036		$155,449		$578,537		$484,170

Fixed charge coverage ratio	10.6	x	11.0	x	10.0	x	8.6	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

Net income	$130,509	$30,915	$151,863	$176,972	$137,907	$490,259	$417,880
Add after tax effect of:
Net realized investment losses (gains)	18,038	29,413	(76,443)	(47,164)	(64,027)	(76,154)	(61,867)
Foreign exchange (gain) loss	(21)	278	651	49	658	957	8,019
Operating income	$148,526	$60,606	$76,071	$129,857	$74,538	$415,062	$364,032

Weighted average common shares outstanding
Basic	96,386,796	96,458,231	97,809,639	99,545,187	100,814,955	97,538,319	102,464,715
Diluted	98,394,432	98,444,238	99,724,802	101,584,662	103,129,812	99,591,773	104,865,834

Basic per share data
Net income	$1.35	$0.32	$1.55	$1.78	$1.37	$5.03	$4.08
Add after tax effect of:
Net realized investment losses (gains)	0.19	0.30	(0.78)	(0.47)	(0.64)	(0.78)	(0.60)
Foreign exchange (gain) loss	0.00	0.00	0.01	0.00	0.01	0.01	0.08
Operating income	$1.54	$0.62	$0.78	$1.31	$0.74	$4.26	$3.56

Diluted per share data
Net income	$1.33	$0.31	$1.52	$1.74	$1.34	$4.92	$3.98
Add after tax effect of:
Net realized investment losses (gains)	0.18	0.30	(0.77)	(0.46)	(0.62)	(0.76)	(0.59)
Foreign exchange (gain) loss	0.00	0.00	0.01	0.00	0.01	0.01	0.08
Operating income	$1.51	$0.61	$0.76	$1.28	$0.72	$4.17	$3.47

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Year Ended

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

Opening shareholders' equity	$3,676,599	$3,682,762	$3,616,678	$3,519,826	$3,443,928	$3,519,826	$3,326,335
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted opening shareholders' equity	$3,676,599	$3,682,762	$3,616,678	$3,519,826	$3,443,928	$3,519,826	$3,326,335

Closing shareholders' equity	$3,778,291	$3,676,599	$3,682,762	$3,616,678	$3,519,826	$3,778,291	$3,519,826
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted closing shareholders' equity	$3,778,291	$3,676,599	$3,682,762	$3,616,678	$3,519,826	$3,778,291	$3,519,826

Average adjusted shareholders' equity	$3,727,445	$3,679,681	$3,649,720	$3,568,252	$3,481,877	$3,649,059	$3,423,081

Net income available to shareholders	$130,509	$30,915	$151,863	$176,972	$137,907	$490,259	$417,880

Annualized net income available to
shareholders	$522,036	$123,660	$607,452	$707,888	$551,628	$490,259	$417,880

Annualized return on average shareholders' equity -
net income available to shareholders	14.0%	3.4%	16.6%	19.8%	15.8%	13.4%	12.2%

Operating income available to shareholders	$148,526	$60,606	$76,071	$129,857	$74,538	$415,062	$364,032

Annualized operating income available to
shareholders	$594,104	$242,424	$304,284	$519,428	$298,152	$415,062	$364,032

Annualized return on average shareholders' equity -
operating income available to shareholders	15.9%	6.6%	8.3%	14.6%	8.6%	11.4%	10.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of
	December 31,	December 31,
	2014	2013

Price per share at period end	$37.92	$37.60

Total shareholders' equity	$3,778,291	$3,519,826

Basic common shares outstanding	96,195,482	100,253,646

Add: unvested restricted stock units	502,506	143,697

Add: performance based equity awards	616,641	804,519

Add: employee share purchase plan	42,176	55,596

Add: dilutive stock options outstanding	2,426,674	2,928,312
Weighted average exercise price per share	$16.41	$16.07
Deduct: stock options bought back via treasury method	(1,050,151)	(1,251,687)

Common shares and common share equivalents outstanding	98,733,328	102,934,083

Basic book value per common share	$39.28	$35.11
Year-to-date percentage change in basic book value per common share	11.9%

Diluted book value per common share	$38.27	$34.20
Year-to-date percentage change in diluted book value per common share	11.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 29 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 30 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 29 for the reconciliation of net income to operating income and page 30 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 31 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 24 for the calculation of annualized investment book yield.